Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Form 10-Q report of Tri-Tech Holding, Inc. for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof and pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Yunxiang (Phil) Fan, certify that:

(1)          This report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the this period report fairly presents, in all material respects, the financial condition and results of operations of Tri-Tech Holding, Inc..

Date: November 19, 2013	/s/ Yunxiang (Phil) Fan
Yunxiang (Phil) Fan
Chief Executive Officer (Principal Executive Officer)